UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 18, 2007
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                           FLEXSTEEL INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Minnesota                    0-5151                  42-0442319
        ---------                    ------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)

        3400 Jackson Street, Dubuque, Iowa              52001
     (Address of principal executive offices)         (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
                                                            ------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On October 18, 2007, Flexsteel Industries, Inc. Announced First Quarter Fiscal 2008 Operating Results. A copy of the Press Release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

     Exhibit 99.1 - Press Release by Flexsteel Industries, Inc. on October 18, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEXSTEEL INDUSTRIES, INC.
                                      --------------------------
                                            (Registrant)

Date: October 19, 2007            By: /s/ Timothy E. Hall
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                                      Timothy E. Hall
                                      Vice President-Finance, CFO, and Secretary
                                      Principal Financial Officer